Exhibit 99.1

Deloitte & Touche LLP Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA Tel: +1 212 937 8200
Fax: +1 212 937 8298 www.deloitte.com

July 22, 2015

General Motors Financial Company, Inc.

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by General Motors Financial Company, Inc. (the “Company”) and Barclays Capital, Inc., Citigroup Global Markets Inc., RBC Capital Markets, LLC and RBS Securities Inc. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile loans in conjunction with the proposed offering of AmeriCredit Automobile Receivables Trust 2015-3, Automobile Receivables Backed Notes (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 8, 2015, representatives of the Company provided us with a computer-generated automobile loan data file and related record layout containing, as represented to us by the Company, data as of the close of business July 1, 2015, with respect to 59,573 automobile loan contracts (the “Statistical Loan File”). At the Company’s instruction, we randomly selected 200 automobile loan contracts (the “Sample Contracts”) from the Statistical Loan File and performed certain comparisons and recomputations for each of the Sample Contracts relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

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Characteristics

1.      Vehicle identification number (“VIN”)

2.      Origination date

3.      Original monthly P&I payment

4.      Original amount financed

5.      Original term to maturity

6.      Annual percentage rate (“APR”)

7.      Model type (new/used)

8.      Vehicle make

9.      Original loan-to-value ratio

10.    State (current)

11.    Next payment date

12.    Number of deferred payments

13.    Number of times delinquent – 30 days

14.    Number of times delinquent – 60 days

15.    Number of times delinquent – 90 days

16.    Bankruptcy indicator (yes or no)

17.    Repossession indicator (yes or no)

18.    Custom score

19.    FICO score

20.    Remaining term to maturity

We compared Characteristics 1. through 8. (as set forth on the Statistical Loan File) to the corresponding information set forth on or derived from the Installment Sales Contract, Agreement of Substitution of Collateral, SCRA Rate Reduction Letter or APR Reduction Advice Letter (collectively, the “Contract”).

We compared Characteristic 9. (as set forth on the Statistical Loan File) to the corresponding information set forth on one of the Company’s originating systems (collectively, the “Loan Origination System”).

We compared Characteristics 10. through 17. (as set forth on the Statistical Loan File) to the corresponding information set forth on the Company’s loan operating system (the “Loan System”) as of July 1, 2015.

We compared Characteristic 18. (as set forth on the Statistical Loan File) to the Loan Origination System.

Using the methodologies provided to us by representatives of the Company, we compared Characteristic 19. (as set forth on the Statistical Loan File) to the Loan Origination System.

We compared Characteristic 20. (as set forth on the Statistical Loan File) to the number of payments between the (i) next payment date (Characteristic 11. and as set forth on the Loan System as of July 1, 2015) to (ii) “current maturity date” (as set forth on the Loan System as of July 1, 2015).

Further, we compared Characteristic 1. (as set forth on the Statistical Loan File) to the Title Certificate, Application for Title or Guaranty of Title, Notice of Lien, Notice of Security Interest, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Notice of Security Interest Filing, Lien Receipt, Notice of Lien Filing, Electronic Verification of Title or other related correspondence (collectively, the “Title Certificate”).

For purposes of our procedures and at your instruction:

•	for Sample Contract number 9911, we did not perform any comparison of Characteristics 10. through 17. and 20, as the Loan System noted the Sample Contract as “paid-in-full;”

•	with respect to our comparison of Characteristics 5. and 20., differences of one month or less are noted to be in agreement;

•	with respect to Characteristic 7., for those Sample Contracts that did not indicate a model type on the Contract, we were instructed by the Company to ascertain the model type based on the odometer reading stated on the Contract or, if the odometer reading was not identified on the Contract, from the Title Certificate or Odometer Disclosure Statement. We were further instructed that if an odometer reading noted on the Contract, Title Certificate or Odometer Disclosure Statement was (i) greater than or equal to 5,000 miles, the model type would be noted as “Used” or (ii) less than 5,000 miles, the model type would be noted as “New;”

•	with respect to our comparison of Characteristic 9., differences of 0.01% or less are noted to be in agreement;

•	with respect to Characteristic 18., in those instances where we observed two custom scores on the Loan Origination System, we compared the second custom score to the custom score set forth on the Statistical Loan File; and

•	with respect to our comparison of Characteristic 19., differences of one or less are noted to be in agreement.

In addition to the procedures described above, for each of the Sample Contracts, we looked for the existence of or noted the following:

•	the corresponding borrower and dealer are located in the United States, as indicated on the Contract. For those Contracts that did not note the dealer’s address, we were instructed by the Company to ascertain the dealer’s address from the Title Certificate;

•	a Company employee credit approval (for Sample Contracts identified as Company originated loans on the Loan Origination System or as indicated to us by the Company), as indicated by an on-line approval set forth on the Loan Origination System;

•	a Title Certificate (as defined above);

•	a security interest of the Company or AmeriCredit Financial Services, Inc. or an Originating Affiliate (with allowable name variations and abbreviations, as indicated to us by the Company) is indicated on a Title Certificate;

•	a Credit Application or an Application for Financing (collectively, the “Application”);

•	a Credit Bureau Report Summary set forth on the Loan Origination System;

•	a Truth-in-Lending Disclosure Statement; and

•	an Agreement to Provide Insurance, Binder of Insurance, Confirmation of Accidental Physical Damage Insurance, Supplemental Provision, Agreement to Furnish Insurance, Property Insurance Disclosure, Notice of Requirement to Provide Insurance, Insurance Verification Form or Insurance Coverage Acknowledgement (collectively, the “Agreement to Provide Insurance”).

The automobile loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 22, 2015.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description
1	One difference in origination date.
2	Two differences in annual percentage rate.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 22, 2015

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Contract
1	4980	Origination date	6/26/2010	6/28/2010
2	22724	Annual percentage rate	19.71%	19.70%
2	28163	Annual percentage rate	8.98%	8.90%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.